[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON GLOBAL
SMALL CAP ASIA
GROWTH FUND, INC.

Investment Objective: Long-Term Capital Appreciation

Lexington Funds
Providing Global SolutionSM	[LOGO] LEXINGTONSM

Dear Shareholders:

         The Lexington Small Cap Asia Growth Fund increased 26.95%* during the fourth quarter and 57.29%* for the full year of 1999. According to Lipper, Inc. the average Asia fund increased 31.23% for the quarter and 73.26% for the year. During the fourth quarter of 1999, the continuing strong performance in the unmanaged Dow Jones Industrial Average and NASDAQ, which recorded gains of 11.2% and 49.2%, respectively, led the significant stock market rises in the region. The top performing market was the Hong Kong Hang Seng Index, which increased 33.2%, followed by Thailand, which rose 23.7%. The robust performance in Hong Kong was driven by the news that China finally signed an agreement with the U.S. on the terms for the former’s accession into the World Trade Organisation (“WTO”). In addition, sentiment was further boosted by the Hong Kong SAR government’s announcement of the construction of a theme park and resort in Hong Kong with the Walt Disney Company.

         Elsewhere in Asia, shares in Indonesia and Korea rose 23.5% and 22.9%, respectively. Singapore appreciated 22.6%, while Malaysia gained 20.2%. Meanwhile, Taiwan recorded an increase of 11.2% during the quarter despite the country’s devastating earthquake in September. The Philippines stock market ended 2.2% higher. Chinese stocks, however, remained out of favor. Investors became worried that the earnings of Chinese companies may be negatively affected by keen competition from foreign companies when China enters the WTO. Hong Kong H’ shares registered a loss of 16.3%, whilst Shanghai and Shenzhen B ’ shares declined 12.4% and 2.9%, respectively.

         At the end of the period under review, the Fund held overweight positions in Hong Kong, China, Indonesia, Malaysia, Philippines, Taiwan and Thailand. These overweight positions, together with the Fund’s focus on well-managed companies in the consumer, cyclical, telecommunications and technology-related sectors in Asia, meant that the Fund appreciated 26.95%*, compared with the 23.3% rise in the unmanaged MSCI AC Far East Free ex-Japan Index.

Outlook

         Concerns with regard to U.S. monetary policy are triggering corrections in global stockmarkets at the start of the new millennium. There is also increasing concern that the technology or “New Economy” theme has reached its peak, in view of the fact that the dominant theme in most stockmarkets during the last three months of 1999 was technology-related.

         However, rising interest rates alone are not expected to derail the long term uptrend in the global stockmarkets, although a consolidation in the short term is likely. First, deflationary pressures outweigh inflationary forces as the result of continuing technological innovation. Second, analysts believe that interest rates in the US are unlikely to rise by more than 100 basis points in the year 2000, especially since presidential elections will be held this year.

         While the possibility remains that strong inflows into U.S. stocks continues, we believe that the more likely outcome is greater caution on the part of investors, resulting in the U.S. stockmarket remaining range-bound, a decrease in the positive wealth effect and an accompanying increase in savings. This is expected to lead to a weaker economy and a narrowing in the country’s substantial savings-investment imbalance.

         While one may argue that the technology theme may have reached a peak in the U.S., the positive monetary situation in the country suggests that the companies with dominant positions within their industry sectors will continue to show out-performance. We believe that in Europe, Asia and the rest of the world, these regions are merely catching up on the technology theme that has increasingly dominated Wall Street since 1995.

         With the liquidity trend in the U.S. expected to remain positive, the liquidity and earnings story for Asia is intact. Surplus liquidity is at near record levels, as measured by the loan-deposit ratio for the 10 Asian economies excluding Japan, at an estimated 81.9% at the end of October 1999, compared with the peak of 105.6% in January 1998. In addition, according to ABN AMRO’s economists, these countries continue to run current account surpluses, expected to total US$ 105 billion in 1999, slightly below the US$120 billion recorded in 1998. This year, the region’s current account surplus is forecast at US$ 74 billion. These surplus savings are expected to increase consumption as opposed to increasing investment in the short term, due to lingering concerns with regard to excess capacity. The persistence of current account surpluses and liquid banking systems suggest that there will be little pressure for interest rates to be raised in these countries.

         The strong performance in the U.S. stock market since 1995 leads us to believe that the relative out performance in equities in Asia will continue in view of the region’s divergent economic cycle. Japan’s change via technology innovation also means that Asia has the potential to decouple entirely from the U.S. and to take its lead from Tokyo. Whilst this position has not yet been reached, it is increasingly likely as foreign investors become more confident that the recovery in Japan is sustainable. This should lead to further asset allocation flows to Japan and the rest of Asia. The region has already corrected significantly and we view further share price weakness as a buying opportunity for the long term.

         In terms of asset allocation, we will continue to overweight Hong Kong, China, Indonesia, Malaysia, Philippines, Taiwan and Thailand. Stock selection will remain focused upon quality, well-managed stocks in the consumer, cyclical, telecommunications and technology-related sectors in Asia.

         We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ CRISTINA LAM Christina Lam Portfolio Manager February, 2000	/s/ ROBERT M. DEMICHELE Robert M. DeMichele President February, 2000

           Comparison of change in value of a $10,000 Investment in
                  Lexington Small Cap Asia Growth Fund, Inc.,
      the unmanaged Morgan Stanley Capital International (EAFE) Index and
the unmanaged Morgan Stanley Capital International All Country Far East ex-Japan
                                     Index

                           [LINE GRAPH]

--------------------------------------------------------------------------------
     Date       Lexington Small       MSCI All Country   Morgan Stanley Capital
                Cap Asia Growth       Far East           International (EAFE)
                Fund                  ex-Japan Index     Index
--------------------------------------------------------------------------------
        7/3/95          $10,000       $10,000                   $10,000
      12/31/95           $9,781        $9,838                   $10,839
      12/31/96          $12,274       $10,819                   $11,528
      12/31/97           $7,080        $6,393                   $11,766
      12/31/98           $5,706        $6,084                   $14,157
      12/31/99           $8,975       $10,211                   $18,022
--------------------------------------------------------------------------------

            Average Annual Standard Total Returns
              for the Period Ending 12/31/99

--------------------------------------------------------------------------------
Annualized     Lexington Small       MSCI All Country   Morgan Stanley Capital
               Cap Asia Growth       Far East           International (EAFE)
               Fund                  ex-Japan Index     Index

--------------------------------------------------------------------------------
     1 YR           57.29%              67.83%               27.30%
Since Inception     -2.38%               0.47%               13.99%

This graph, prepared in accordance with SEC regulations compares a $10,000 investment in the Fund with a similar investment in the unmanaged Morgan Stanley
Capital International (EAFE) Index and the unmanaged Morgan Stanley Capital
International All Country Far East ex-Japan Index. Results for the Fund, the
Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Capital
International All Country Far East ex-Japan Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
57.29% and (2.38)% are the one year and since commencement (07/03/95) average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                  Lexington Small Cap Asia Growth Fund, Inc.
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Alloaction
Common Stocks                                           97.1%
Cash & Cash Equivalents                                  2.9%

                                  [BAR GRAPH]

Top Country Holdings
Hong Kong                                               37.0%
Taiwan                                                  18.3%
South Korea                                             11.1%
Malaysia                                                 7.2%
Thailand                                                 7.0%

Lexington Small Cap Asia Growth Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 97.1%

	China: 1.2%
1,000,000	Zhenhai Refining and Chemical Company, Ltd.	$ 177,526

	Hong Kong: 37.0%
570,000	APT Satellite Holdings, Ltd. [1]	309,801
68,100	Asia World Online, Inc. [1]	136,200
26,000	Cheung Kong Holdings, Ltd.	330,287
400,000	China Everbright, Ltd.	329,323
1,900,000	China National Aviation Company, Ltd.	259,084
74,000	China Telecom (Hong Kong), Ltd.	462,647
400,000	CM Telecom International, Ltd. [1]	246,992
2,800,000	Denway Investment, Ltd. [1]	237,730
260,000	Esprit Holdings, Ltd.	280,953
330,000	First Pacific Company, Ltd. [1]	254,711
400,000	Hanny Holdings, Ltd.	378,206
24,000	HSBC Holdings Plc	336,527
29,000	Hutchison Whampoa, Ltd.	421,559
450,000	Pacific Century CyberWorks, Ltd. [1]	1,047,786
300,000	Shenyang Public Utility Holdings Company	41,294
110,000	Wharf (Holdings), Ltd. [1]	255,418

		5,328,518

	Indonesia: 5.1%
150,000	PT Hanjaya Mandala Sampoerna [1]	378,191
627,000	PT Telekomunikasi Indonesia [1]	353,521

		731,712

	Malaysia: 7.2%
320,000	Arab Malaysian Finance Bhd [1]	353,684
136,000	Commerce Asset Holdings Bhd [1]	348,947
118,000	Resorts World Bhd [1]	338,474

		1,041,105

	Philippines: 3.2%
18,000	Philippine Long Distance Tele phone, Ltd.	457,816

	Singapore: 7.0%
34,650	Overseas Chinese Banking Corporation, Ltd.	318,213
17,000	Singapore Press Holdings, Ltd.	368,366
151,000	Singapore Telecommunications, Ltd. [1]	311,788

		998,367

Number of Shares	Security	Value (Note 1)

	South Korea: 11.1%
7,000	Halla Climate Control Company [1]	$ 299,700
8,000	LG Electronics [1]	331,921
6,500	Nong Shim Company, Ltd.	289,195
1,700	Samsung Electronics [1]	399,188
7,100	Samsung Fire & Marine Insurance Company	226,889
1,452	Samsung Fire & Marine Insurance Company (Rights)	46,400

		1,593,293

	Taiwan: 18.3%
82,000	Acer, Inc. [1]	247,177
34,000	Asustek Computer, Inc. [1]	358,979
230,000	China Steel Corporation [1]	170,207
90,120	Compal Electronics, Inc. [1]	303,275
130,000	Formosa Plastics Corporation	259,171
80,000	Taiwan Semiconductor Manufacturing	426,156
100,000	United Microelectronic Company, Ltd. [1]	357,257
130,000	United World Chinese Commercial Bank [1]	157,161
150,000	Winbond Electronics Corporation [1]	356,459

		2,635,842

	Thailand: 7.0%
323,000	Land & House Public Company, Ltd. [1]	307,312
283,000	TelecomAsia Corporation Public Company, Ltd. [1]	369,048
200,000	Thai Farmers Bank Public Company, Ltd. [1]	335,329

		1,011,689

	TOTAL INVESTMENTS: 97.1% (cost $10,591,164†) (Note 1)	13,975,868

	Other assets in excess of liabilities: 2.9%	416,504

	TOTAL NET ASSETS: 100.0% (equivalent to $8.95 per share on 1,607,609 shares outstanding)	$14,392,372

[1]	Non-income producing security.

†	Aggregate cost for Federal income tax purposes is $10,612,339.

At December 31, 1999, the composition of the Fund’s net assets by industry concentration was as follows:

Banking	10.4%	Energy Sources	1.2%	Real Estate	4.1%
Capital Equipment	6.3	Financial Services	7.3	Services	4.9
Consumer Durable Goods	4.0	Materials	4.9	Telecommunications	21.6
Consumer Nondurable Goods	4.6	Merchandising	2.3	Utilities	4.4
Electrical & Electronics	17.5	Multi-Industry	3.6	Other assets	2.9

				Total Net Assets	100.0%

The Notes to Financial Statements are an integral part of this statement.

Lexington Small Cap Asia Growth Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $10,591,164) (Note 1)	$13,975,868

Cash	77,464

Foreign currency (cost $13,512)	13,608

Receivable for shares sold	495,037

Dividends and interest receivable	1,460

Deferred organization expenses, net (Note 1)	11,774

Total Assets	14,575,211

Liabilities

Due to Lexington Management Corporation (Note 2)	4,397

Payable for investment securities purchased	34,736

Payable for shares redeemed	100,639

Accrued expenses	43,067

Total Liabilities	182,839

Net Assets (equivalent to $8.95 per share on 1,607,609 shares outstanding) (Note 3)	$14,392,372

Net Assets consist of:

Capital stock — authorized 1,000,000,000 shares, $.001 par value per share	$ 1,608

Additional paid-in-capital (Note 1)	22,226,704

Accumulated net investment loss (Note 1)	(15,182)

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 6)	(11,205,598)

Unrealized appreciation of investments and foreign currency translation of other assets and liabilities	3,384,840

Total Net Assets	$14,392,372

Lexington Small Cap Asia Growth Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$ 188,682
Interest	23,628

	212,310
Less: foreign tax expense	18,670

Total investment income		$ 193,640

Expenses

Investment advisory fee (Note 2)	167,228
Transfer agent and shareholder servicing expenses (Note 2)	46,915
Custodian expenses	39,391
Professional fees	33,881
Printing and mailing expenses	30,657
Registration fees	21,394
Directors ’ fees and expenses	16,586
Amortization of deferred organization costs (Note 1)	11,585
Accounting expenses (Note 2)	11,565
Computer processing fees	8,955
Other expenses	13,888

Total expenses	402,045

Less: expenses recovered under contract with investment adviser (Note 2)	67,545	334,500

Net investment loss		(140,860)

Realized and Unrealized Gain (Loss) on Investments (Note 4)

Net realized gain (loss) on:
Investments	2,483,913
Foreign currency transactions	(131,303)

Net realized gain		2,352,610
Net change in unrealized appreciation of:
Investments	2,576,279
Foreign currency translation of other assets and liabilities	101

Net change in unrealized appreciation		2,576,380

Net realized and unrealized gain		4,928,990

Increase in Net Assets Resulting from Operations		$4,788,130

The Notes to Financial Statements are an integral part of these statements.
6

Lexington Small Cap Asia Growth Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:

Net investment loss	$ (140,860)	$ (30,606)

Net realized gain (loss) from investments and foreign currency transactions	2,352,610	(11,168,364)

Net change in unrealized appreciation of investments and foreign currency translation	2,576,380	8,154,959

Net increase (decrease) in net assets resulting from operations	4,788,130	(3,044,011)

Capital Share Transactions: (Note 3)

Proceeds from sale of shares	33,047,205	37,640,881

Cost of shares redeemed	(41,720,654)	(30,186,041)

Net increase (decrease) in net assets from capital share transactions	(8,673,449)	7,454,840

Net increase (decrease) in net assets	(3,885,319)	4,410,829

Net Assets:

Beginning of period	18,277,691	13,866,862

End of period (including accumulated net investment loss of $15,182 and $45,666, in 1999 and 1998, respectively) (Note 1)	$ 14,392,372	$18,277,691

The Notes to Financial Statements are an integral part of these statements.
7

Lexington Small Cap Asia Growth Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Small Cap Asia Growth Fund, Inc. (the “Fund”) (formerly the Lexington Crosby Small Cap Asia Growth Fund, Inc.) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

         Investments     Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

         Foreign Currency Transactions     Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at December 31, 1999.

         Federal Income Taxes     It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

         Distributions     Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted 1. Significant Accounting Policies (continued)

accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

         Deferred Organization Expenses    Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years. At December 31, 1999, the amount remaining to be amortized was $11,774.

         Use of Estimates     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (U.S.), Ltd. ( “Crosby”) under which Crosby provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Crosby, LMC pays Crosby a monthly sub-advisory fee at the annual rate of 0.625% of the Fund’s average daily net assets. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund’s average net assets. Total reimbursement was $67,545 for the year ended December 31, 1999, and is set forth in the statement of operations.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $23,524 which are incurred by the Fund, but paid by LMC.

3. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	4,713,297	$33,047,205	6,292,082	$37,640,881
Shares redeemed	(6,319,697)	(41,720,654)	(5,043,321)	(30,186,041)

Net increase (decrease)	(1,606,400)	$ (8,673,449)	1,284,761	$ 7,454,840

Lexington Small Cap Asia Growth Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

4. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $21,609,566 and $28,899,082, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,746,011 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $382,482.

5. Investment and Concentration Risks

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

6. Federal Income Taxes—Capital Loss Carryforwards

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1999 are approximately $1,354,944 expiring in 2005 and $9,829,479 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

Lexington Small Cap Asia Growth Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,				July 3, 1995 (commencement of operations) to December 31, 1995
	1999	1998	1997	1996
Net asset value, beginning of period	$5.69	$7.06	$12.24	$ 9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.10)	—	(0.05)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	3.36	(1.37)	(5.13)	2.54	(0.24)

Total income (loss) from investment operations	3.26	(1.37)	(5.18)	2.49	(0.22)

Less distributions:
Dividends from net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	—	—	—	(0.01)	—

Total distributions	—	—	—	(0.01)	(0.02)

Net asset value, end of period	$8.95	$5.69	$ 7.06	$12.24	$ 9.76

Total return	57.29%	(19.41)%	(42.32)%	25.50%	(4.39)%	*

Ratio to average net assets:
Expenses, before reimbursement	3.00%	2.86%	2.30%	2.64%	3.51%	*
Expenses, net of reimbursement	2.50%	2.50%	2.30%	2.42%	1.75%	*
Net investment loss, before reimbursement	(1.56)%	(0.57)%	(0.32)%	(0.86)%	(1.24)%	*
Net investment income (loss)	(1.05)%	(0.21)%	(0.32)%	(0.64)%	0.52%	*
Portfolio turnover rate	172.89%	193.48%	187.41%	176.49%	40.22%	*
Net assets, end of period (000 ’s omitted)	$14,392	$18,278	$13,867	$23,796	$8,936

*	Annualized.

Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Small Cap Asia Growth Fund, Inc.:

         We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Small Cap Asia Growth Fund, Inc. (formerly the Lexington Crosby Small Cap Asia Growth Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the four-year period then ended, and for the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Small Cap Asia Growth Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, and changes in its net assets for the two-year period then ended and its financial highlights for the four-year period then ended and for the period from July 3, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue- chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMACertificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
[LOGO] LEXINGTONSM
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LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
Crosby Asset Management (US), Inc.
1605 Wheelock House
20 Pedder Street
Central, Hong Kong

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

All Shareholder requests for services of any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements
www.lexingtonfunds.com

This report has been prepared for the information of the shareholders of Lexington Small Cap Asia Growth Fund, Inc.and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX286-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp

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